UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





      DATE OF REPORT (Date of earliest event reported):  December 9, 1997

                      FIRST NBC CREDIT CARD MASTER TRUST
                         (Issuer of the Certificates)

                        FIRST NATIONAL BANK OF COMMERCE
            (Exact name of registrant as specified in its charter)


   UNITED STATES                   333-24023                  72-0269760
 (State or other            (Commission File Number)        (IRS Employer
 jurisdiction of                                            Identification
  incorporation)                                                 Number)



                  210 BARONNE ST., NEW ORLEANS, LOUISIANA  70112
                (Address of principal executive offices - Zip Code)



         Registrant's telephone number, including area code:  (504) 623-1371


                                       N/A
           (Former name or former address, if changed since last report)



 Item 7.      Financial Statements and Exhibits.
              ------------------------------------

         (c) Exhibits

Exhibit
  No.                  Document Description
---------    ------------------------------------------------
 20.1        Monthly  Servicer's Certificate,  Series  1997-1

 20.2        Monthly  Holders' Statement,  Series  1997-1




                                 SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST NATIONAL BANK OF COMMERCE
                                 --------------------------------
                                       (Registrant)


                                     By:   /s/ Thomas L. Callicutt, Jr.
                                        ------------------------------------
                                        Thomas L. Callicutt, Jr.
                                        First Commerce Corporation
                                        Executive Vice President, Controller
                                        and Principal Accounting Officer




Dated: December 19, 1997


                             INDEX TO EXHIBITS


Exhibit                                                             Sequential
  No.               Document Description                             Page No.
-------        ------------------------------------------------     ----------
 20.1          Monthly  Servicer's Certificate,  Series  1997-1         5

 20.2          Monthly  Holders' Statement,  Series  1997-1            10